SUPPLEMENT DATED MAY 3, 2010
TO
PROSPECTUS DATED MAY 1, 2006

INVESTRAC GOLD VARIABLE UNIVERSAL LIFE INSURANCE POLICY
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

As American National Insurance Company will observe the Thanksgiving and Christmas holidays by being closed for business on Friday, November 26, 2010, and Thursday and Friday, December 23 and 24, 2010, the sub-section entitled “Policy Transactions” on page 20 is amended to read as follows:

Surrenders, transfers, and loans requested by you and premium payments made by you are processed only on Valuation Dates that American National Insurance Company is open for business.  American National Insurance Company is closed for business on Friday, November 26, 2010, and Thursday and Friday, December 23 and 24, 2010, in observation of the Thanksgiving and Christmas holidays.  On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program) are processed.